Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

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
No. of PMTs Since Issuance:                                                             5
Distribution Date:                                                               01/14/97
Payment Date:                                                                    01/15/97
Collection Period Beginning:                                                     12/01/96
Collection Period Ending:                                                        12/31/96
Note and Certificate Accrual Beginning:                                          12/16/96
Note and Certificate Accrual Ending:                                             01/15/97


BOND SUMMARY:
Beginning Class A-1 Note Security Balance                                 $719,933,788.29
Beginning Class A-2 Note Security Balance                                  $52,240,000.00
Beginning Class A-3 Note Security Balance                                  $67,900,000.00
Beginning Class B     Note Security Balance                                $49,370,000.00
Beginning Certificate Security Balance                                     $36,886,000.00
Beginning Overcollateralization Amount                                     $45,251,439.49
Beginning Class A-1 Adjusted Balance                                      $719,933,788.29
Beginning Class A-2 Adjusted Balance                                       $52,240,000.00
Beginning Class A-3 Adjusted Balance                                       $67,900,000.00
Beginning Class B    Adjusted Balance                                      $49,370,000.00
Beginning Certficate  Adjusted Balance                                     $36,886,000.00
Beginning Overcollateralization Amount                                     $45,251,439.49
Ending Class A-1 Note Security Balance                                    $702,242,913.44
Ending Class A-2 Note Security Balance                                     $52,240,000.00
Ending Class A-3 Note Security Balance                                     $67,900,000.00
Ending Class B    Note Security Balance                                    $49,370,000.00
Ending Certificate Security Balance                                        $36,886,000.00
Ending Overcollateralization Amount                                        $45,453,852.25
Ending Class A-1 Adjusted Balance                                         $702,242,913.44
Ending Class A-2 Adjusted Balance                                          $52,240,000.00
Ending Class A-3 Adjusted Balance                                          $67,900,000.00
Ending Class B    Adjusted Balance                                         $49,370,000.00
Ending Certficate  Adjusted Balance                                        $36,886,000.00
Ending Overcollateralization Amount                                        $45,453,852.25
Class A-1 Note Rate Capped at 13%                                                    5.78%
Class A-2 Note Rate Capped at 15%                                                    5.93%
Class A-3 Note Rate Capped at 15%                                                    6.03%
Class B    Note Rate Capped at 15%                                                   6.26%
Certificate Rate Capped at 16%                                                       6.61%
Class A-1 Interest Due                                                      $3,464,963.33
Class A-2 Interest Due                                                        $257,955.46
Class A-3 Interest Due                                                        $340,941.18
Class B Interest Due                                                          $257,360.46
Certificate Yield  Due                                                        $203,041.14
Class A-1 Interest Paid                                                     $3,464,963.33
Class A-2 Interest Paid                                                       $257,955.46
Class A-3 Interest Paid                                                       $340,941.18
Class B Interest Paid                                                         $257,360.46
Certificate Yield Paid                                                        $203,041.14
Class A-1 Unpaid Interest                                                           $0.00
Class A-2 Unpaid Interest                                                           $0.00
Class A-3 Unpaid Interest                                                           $0.00
Class B     Unpaid Interest                                                         $0.00
Certificate Unpaid Yield                                                            $0.00
Class A-1 Principal Paid                                                   $17,690,874.86
Class A-2 Principal Paid                                                            $0.00
Class A-3 Principal Paid                                                            $0.00
Class B    Principal Paid                                                           $0.00
Certificate    Principal Paid                                                       $0.00
OC           Principal Paid                                                         $0.00
Beginning Class A-1 Net Charge-Off                                                  $0.00
Beginning Class A-2 Net Charge-Off                                                  $0.00
Beginning Class A-3 Net Charge-Off                                                  $0.00
Beginning Class B    Net Charge-Off                                                 $0.00
Beginning Certificate Net Charge-Off                                                $0.00
Beginning OC Net Charge-Off                                                         $0.00
Reversals Allocated to Class A-1                                                    $0.00
Reversals Allocated to Class A-2                                                    $0.00
Reversals Allocated to Class A-3                                                    $0.00
Reversals Allocated to Class B                                                      $0.00
Reversals Allocated to Certificates                                                 $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments                 $202,412.76
 Total Charge-Offs:                                                                 $0.00
Charge-Offs Allocated to Class A-1                                                  $0.00
Charge-Offs Allocated to Class A-2                                                  $0.00
Charge-Offs Allocated to Class A-3                                                  $0.00
Charge-Offs Allocated to Class B                                                    $0.00
Charge-Offs Allocated to Certificates                                               $0.00
Charge-Offs Allocated to OC                                                         $0.00
Ending Class A-1 Net Charge-Off                                                     $0.00
Ending Class A-2 Net Charge-Off                                                     $0.00
Ending Class A-3 Net Charge-Off                                                     $0.00
Ending Class B     Net Charge-Off                                                   $0.00
Ending Certificate Net Charge-Off                                                   $0.00
Ending OC Net Charge-Off                                                            $0.00
Bond Balance Reconciliation    (should equal $0.00)                                 $0.00

Certificate Balance/Participation Invested Amount (Beginning of Month)               3.80%

Designated Certificate / Certificate Security (Balance Beginning of Mo           1.000000%
Designated Certificate  - Beginning of Month                                  $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (i              $0.00
Designated Certificate  - End of Month                                        $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (ii)          $2,030.41

Designated Certificateholder Accelerated Principal Payments - Beginnin        $847,439.49
Accelerated Principal Payment (Sec. 3.05 (vi))                                $202,412.76
Payments to Holder of Designated Certificate in respect to Acc. Prin.               $0.00
Designated Certificateholder Accelerated Principal Payments - Ending B      $1,049,852.25

Designated Certificateholder Holdback Amount (Beginning of Month)          $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (S              $0.00
Designated Certificateholder Holdback Amount (End of Month)                $44,404,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fol              $0.00

Remaining Amounts to Issuer (Sec. 3.05 (x))                                 $1,102,813.05

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